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                                                                   Exhibit 10.38
                                 HOMESIDE, INC.

               CLASS B NON-VOTING COMMON STOCK ISSUANCE AGREEMENT

                                 MARCH 14 , 1996

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                                 HOMESIDE, INC.
                    CLASS B NON-VOTING COMMON STOCK ISSUANCE

                                TABLE OF CONTENTS
                                                                            Page
ARTICLE I             PURCHASE, SALE AND TERMS OF SHARES.....................1

         1.1          Sale and Issuance of Shares............................1
         1.2          Closing................................................1

ARTICLE II            REPRESENTATIONS AND WARRANTIES OF
                      THE COMPANY............................................2

         2.1          Organization and Standing..............................2
         2.2          Authorization..........................................2
         2.3          Capitalization.........................................2
         2.4          Validity of Shares.....................................2
         2.5          Securities Act.........................................2

ARTICLE III           REPRESENTATIONS, WARRANTIES AND
                      AGREEMENTS OF THE CLASS B INVESTOR.....................3

         3.1          Authorization; Authority...............................3
         3.2          Enforceability.........................................3
         3.3          Non-Contravention......................................3
         3.4          Consents, Approvals and Notices........................3
         3.5          Litigation.............................................3
         3.6          Investment Representations.............................4
         3.7          Legends; Stop Transfer.................................5
         3.8          Brokers................................................6

ARTICLE IV            CONDITIONS TO OBLIGATIONS OF THE
                      CLASS B INVESTOR AT CLOSING............................6

         4.1          Representations and Warranties.........................6
         4.2          Performance by the Company.............................6
         4.3          Qualifications.........................................6

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ARTICLE V             CONDITIONS TO OBLIGATIONS OF THE
                      COMPANY AT CLOSING.....................................7

         5.1          Representations........................................7
         5.2          Performance............................................7
         5.3          Qualifications.........................................7
         5.4          Confidential Purchaser Questionnaire...................7

ARTICLE VI            MUTUAL CONDITIONS PRECEDENT............................7

         6.1          Stockholder Agreement..................................7
         6.2          Registration Rights Agreement..........................7

ARTICLE VII           COVENANTS OF THE COMPANY...............................8

         7.1          Financial Statements; Information:.....................8
         7.2          Further Assurances.....................................8

ARTICLE VIII          MISCELLANEOUS..........................................9

         8.1          No Waiver; Modifications in Writing....................9
         8.2          Notices................................................9
         8.3          Costs, Expenses and Taxes.............................10
         8.4          Execution of Counterparts.............................10
         8.5          Binding Effect; Assignment............................10
         8.6          Governing Law.........................................10
         8.7          Severability of Provisions............................11
         8.8          Exhibits and Headings.................................11
         8.9          Attorneys' Fees.......................................11

EXHIBIT A             Form of Confidential Purchaser Questionnaire

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                                 HOMESIDE, INC.
               CLASS B NON-VOTING COMMON STOCK ISSUANCE AGREEMENT

         AGREEMENT made as of the 14th day of March, 1996 by and between Smith Barney, Inc. (the "Class B Investor") and HOMESIDE, INC., a Delaware corporation (the "Company").

         WHEREAS, the Company has been formed for the purpose of acquiring (the "Acquisition") all of the issued and outstanding capital stock of BancBoston Mortgage Corporation, a Florida corporation (the "Acquired Company"), pursuant to a Stock Purchase Agreement by and among the Company, the Acquired Company and The First National Bank of Boston dated as of December 11, 1995, as amended and in effect from time to time (the "Purchase Agreement");

         WHEREAS, the Class B Investor desires to purchase shares of the Class B non-voting common stock, $.01 par value per share, of the Company ("Common Stock"), and the Company desires to sell shares of Common Stock to such Class B Investor subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions set forth herein, and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties hereto hereby agree, intending to be legally bound, as follows:

                                    ARTICLE I

                       Purchase, Sale and Terms of Shares

         1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the Company does hereby agree to issue to the Class B Investor, at the Closing (as herein defined), 5,714 of shares of Common Stock (the "Shares") in consideration for services previously rendered to the Company. The Class B Investor hereby acknowledges that the Shares constitute the full, entire and correct number of shares of stock (the "Shares") to be issued pursuant to this Agreement.

         1.2 Closing. The closing of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Hutchins, Wheeler & Dittmar on a mutually acceptable date at a mutually acceptable time not later than March 15, 1996 or at such other time and place as the Company and the Class B Investor may agree upon in writing (the "Closing Date"). In consideration of the services previously rendered to the Company by the Class B Investor, the Company shall deliver to the Class B Investor at the Closing a certificate or certificates evidencing the number of Shares issued to the Class B Investor.
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                                   ARTICLE II

                  Representations and Warranties of the Company

         The Company represents and warrants to the Class B Investor that:

         2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         2.2 Authorization. All corporate action on the part of the Company and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement required to be performed at or prior to the Closing and the performance of all obligations of the Company necessary for the authorization, issuance and delivery of the Shares has occurred. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

         2.3 Capitalization. Immediately prior to the Closing, the authorized capital stock of the Company will consist of 1,500,000 shares of Common Stock, none of which will be issued and outstanding, 5,714 shares of Class B non-voting Common Stock, $.01 par value per share, of the Company ("Class B Stock"), none of which will be issued and outstanding, and 5,714 shares of Class C Stock, none of which will be issued and outstanding. Immediately following the Closing, 1,114,286 shares of Common Stock will be issued and outstanding, 5,714 shares of Class B Common Stock will be issued and outstanding and 5,714 shares of Class C Stock will be issued and outstanding.

         2.4 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and nonassessable.

         2.5 Securities Act. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Class B Investor contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

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                                   ARTICLE III

                         Representations, Warranties and
                       Agreements of the Class B Investor

         The Class B Investor represents and warrants to the Company that:

         3.1 Authority. The execution and delivery by the Class B Investor of this Agreement and the consummation by the Class B Investor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Class B Investor.

         3.2 Enforceability. This Agreement, when executed and delivered by all parties hereto and thereto, will constitute the valid and legally binding obligations of the Class B Investor, enforceable against the Class B Investor in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditor's rights generally and except to the extent enforceability may be limited by general equitable principles.

         3.3 Non-Contravention. The execution and delivery of this Agreement by the Class B Investor does not, and the consummation by the Class B Investor of the transactions contemplated hereby and the performance by the Class B Investor of the obligations which it is obligated to perform hereunder will not, (a)(i) violate in any material respect any material law, regulation, rule, order, judgment or decree to which such Class B Investor is subject or (ii) violate in any material respect, result in the termination or the acceleration of, or conflict with in any material respect or constitute a material default under, any material mortgage, indenture, lease, franchise, license, permit, agreement or instrument (each, a "Contract") to which the Class B Investor is a party or by which any of its assets or properties are bound or (b) result in the creation of any lien or other encumbrance on any of the material assets or properties of the Class B Investor or the loss of any material license or other material contractual right with respect thereto.

         3.4 Consents, Approvals and Notices. (a) No material consent, authorization, order or approval of, filing or registration with, or notice to, any governmental or regulatory authority and (b) no material consent, authorization, approval, waiver, order, license, certificate or permit or act of or from, or notice to, any party to any contract to which the Class B Investor is a party or by which any of its assets or properties are bound, is required for the execution and delivery of this Agreement by the Class B Investor and the consummation by the Class B Investor of the transactions contemplated hereby.

         3.5 Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Class B Investor, threatened, before any court against the Class B Investor which challenges the validity or the propriety of the transactions contemplated by this Agreement.

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         3.6      Investment Representations.

                  (a) This Agreement is made in reliance upon the Class B Investor's representations to the Company, which by acceptance hereof the Class B Investor hereby confirms, that: (i) the Shares will be acquired by the Class B Investor for investment only, for its own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable Federal and state securities laws; (ii) the Class B Investor has no current intention of selling, granting participation in or otherwise distributing the Shares in violation of applicable Federal and state securities laws; and (iii) the information contained in the form of Confidential Purchaser Questionnaire attached hereto as Exhibit A and delivered to the Company by the Class B Investor is true, correct and complete both as of the date of such questionnaire and as of the date hereof. By executing this Agreement, the Class B Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable Federal and state securities laws.

                  (b) The Class B Investor understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act and that the Company's reliance on such exemption is predicated on the representations and warranties of the Class B Investor set forth herein.

                  (c) The Class B Investor represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. The Class B Investor further represents that it is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had, during the course of the transactions contemplated hereby and prior to its purchase of Shares, the opportunity to ask questions of, and receive answers from, the Company and the Acquired Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company and the Acquired Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Class B Investor or to which the Class B Investor has had access. The Class B Investor has made, either alone or together with its advisors, such independent investigation of the Company as the Class B Investor deems to be, or its advisors deem to be, necessary or advisable in connection with this investment.

                  (d) The Class B Investor represents that it will not sell, transfer or otherwise dispose of the Shares without registration under the 1933 Act and applicable state securities laws, or an exemption therefrom. The Class B Investor understands that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act and applicable state securities laws, the Shares must be held indefinitely. In particular, the Class B Investor acknowledges that it is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of such rule are met.

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Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company, and such information may not be available.

                  (e) The Class B Investor represents that it (i) is capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and
(iii) understands all risk factors related to the purchase of the Shares.

                  (f) The Class B Investor understands that the purchase of the Shares involves a high degree of risk, that there is no established market for the Shares and that it is not likely that any public market for the Shares will develop in the near future.

                  (g) The Class B Investor represents that neither he or she nor anyone acting on his or her behalf has paid any commission or other remuneration to any person in connection with the purchase of the Shares.

                  (h) Independent of the additional restrictions on the transfer of the Shares contained herein, the Class B Investor agrees that it will not transfer, dispose of or pledge any of the Shares other than pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, unless and until (i) the Class B Investor shall have notified the Company of the proposed transfer, disposition or pledge and shall have furnished the Company with a statement of the circumstances surrounding the proposed transfer, disposition or pledge and (ii) if requested by the Company and at the expense of the Class B Investor or its transferee, the Class B Investor shall have furnished to the Company an opinion of counsel reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel that such proposed transfer, disposition or pledge may be made without registration of the Shares under the 1933 Act and applicable state securities laws.

         3.7      Legends; Stop Transfer.

                  (a) Each Class B Investor acknowledges that all certificates evidencing the Shares shall bear the following legend:

                              "TRANSFER RESTRICTED

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Act, or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.

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         The shares represented by this certificate are subject to the terms of a certain Stockholder Agreement, dated as of December 11, 1995, as amended from time to time, among the issuer of this certificate and certain stockholders. The Stockholder Agreement contains certain restrictive provisions relating to the voting and transfer of shares of the stock represented hereby. A copy of the Stockholder Agreement is on file at the Corporation's principal offices. Upon written request to the Corporation's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons."

                  (b) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

                  (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act and applicable state securities laws covering such Shares or pursuant to and in compliance with the provisions of Section 3.2(h) hereof. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefor.

         3.8 Brokers. No broker, investment banker, financial advisor or other person or entity is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Class B Investor, other than the Class B Investor under the terms of that certain engagement letter dated as of September 5, 1995 between the Class B Investor, The First National Bank of Boston and the Thomas H. Lee Company (the "Engagement Letter").

                                   ARTICLE IV

          Conditions to Obligations of the Class B Investor at Closing

         The obligations of the Class B Investor under Article I of this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions:

         4.1 Representations and Warranties. The representations, warranties and agreements of the Company contained in Article II hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

         4.2 Performance by the Company. The Company shall have performed in all material respects all of its obligations and shall have materially complied with each and all of its covenants required to be performed or complied with by it on or before the Closing Date.

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         4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date.

                                    ARTICLE V

             Conditions to the Obligations of the Company at Closing

         The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions:

         5.1 Representations. The representations, warranties and agreements of the Class B Investor contained in Article III hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made at the Closing Date.

         5.2. Performance. The Class B Investor shall have performed in all material respects all of its obligations and shall have materially complied with each and all of its covenants required to be performed or complied with by it on or before the Closing Date, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

         5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date.

         5.4 Confidential Purchaser Questionnaire. The Company shall have received a completed Confidential Purchaser Questionnaire in the form attached hereto as Exhibit A from the Class B Investor.

                                   ARTICLE VI

                           Mutual Conditions Precedent

         The obligations of each of the Company and of the Class B Investor under Article I of this Agreement are subject to the fulfillment on or before the Closing Date of the following conditions:

         6.1 Stockholder Agreement. The Class B Investor shall have became a party to that certain Stockholder Agreement.

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         6.2 Acquisition Transactions. All steps necessary for the consummation of the Acquisition and the transactions contemplated thereby and related thereto shall have occurred or shall be scheduled to occur immediately following the consummation of the transactions contemplated hereby.

                                   ARTICLE VII

                                Mutual Covenants

         7.1 Financial Statements; Information. The Company will, and at any time when the Company has subsidiaries will cause each of its subsidiaries to, maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied and the Company will, and will cause each of its subsidiaries to, keep full and complete financial records. The Company will furnish to the Class B Investor the information set forth in this
Section 7.1.

                  (a) Within ninety (90) days after the end of each fiscal year, a copy of the consolidated and consolidating balance sheet of the Company and its subsidiaries, if any, as at the end of such year, together with consolidated and consolidating statements of income, shareholders' equity and cash flow of the Company and its subsidiaries, if any, for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and duly certified by an independent public accountant of national recognition selected by the Board of Directors of the Company and reasonably acceptable to Investors.

                  (b) Within thirty (30) days after the end of each calendar month, a preliminary consolidated and consolidating balance sheet of the Company and its subsidiaries, if any, as of the end of such month and preliminary consolidated and consolidating statements of income, shareholders' equity and cash flow for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail.

         7.2 Further Assurances. Each party hereto shall cooperate with the others, and execute and deliver, or use all reasonable efforts to cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and to make all filings with and to obtain all consents, approvals or authorizations of any governmental or regulatory authority or any other person or entity under any permit, license, agreement, indenture or other instrument, and take all such other actions as such party may reasonably be requested to take by the other parties hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby.

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                                  ARTICLE VIII

                                  Miscellaneous

         8.1 No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Class B Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Class B Investor at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. This Agreement, together with the Schedule and Exhibits hereto, sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof, other than the Engagement Letter. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Class B Investor. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or by or demand to or on the Company in any case shall entitle or obligate the Company to any other or further notice or demand in similar or other circumstances.

         8.2 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein. All notices shall be deemed to have been duly given upon confirmation by telecopy if delivered by telecopy or by hand, or one day after sending by overnight delivery service, or five days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

                  (a)      for notices and communications to the Company:

                           HomeSide, Inc.
                           c/o Thomas H. Lee Company
                           75 State Street
                           Boston, MA 02109
                           Fax:  (617) 227-3514
                           Attn:  Thomas M. Hagerty

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
                  with a copy to:

                           Hutchins, Wheeler & Dittmar,
                           A Professional Corporation
                           101 Federal Street
                           Boston, MA  02110
                           Fax:  (617) 951-1295
                           Attn:  James Westra, Esq.

                  (b)      for notices and communications to the Class B
                           Investor:

                           Smith Barney, Inc.
                           388 Greenwich Street
                           New York, NY  10013
                           Fax:  (212) 816-7763
                           Attn:  John C. Morris

By notice complying with the foregoing provisions of this Section 8.2, each party shall have the right to change the notice address for future notices and communications to such party.

         8.3 Costs, Expenses and Taxes. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares and shall save and hold each Class B Investor harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

         8.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Agreement.

         8.5 Binding Effect; Assignment. Except as contemplated by the Stockholder Agreement, the rights and obligations of each Class B Investor under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns. This Agreement shall be binding upon the Company and each Class B Investor and their respective heirs, executors, successors and assigns.

         8.6 Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be construed in accordance with the substantive domestic laws of said State, without regard to principles of conflicts of law.

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
         8.7 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         8.8 Exhibits and Headings. The Schedule and Exhibit to this Agreement shall be deemed to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         8.9 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                                   * * * * * *

                                   Exhibits



                                 HOMESIDE, INC.
               CLASS B NON-VOTING COMMON STOCK ISSUANCE AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             THE COMPANY:

                                             HOMESIDE, INC.

                                             By: /s/ Joe K. Pickett
                                                --------------------------------
                                                Name:
                                                Title:

                                             CLASS B INVESTOR:

                                             SMITH BARNEY, INC.

                                             By: /s/ John C. Morris
                                                --------------------------------
                                                Name: John C. Morris
                                                Title: Managing Director